UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21400

Eaton Vance Tax-Advantaged Dividend Income Fund
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

Deidre E. Walsh
One Post Office Square, Boston, Massachusetts 02109
(Name and Address of Agent for Services)

(617)
482-8260
(Registrant’s Telephone Number)

October 31
Date of Fiscal Year End
October 31, 2024
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Tax-Advantaged Dividend Income Fund (EVT)
Annual Report
October 31, 2024

Commodity Futures Trading Commission Registration
.
The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Managed Distribution Plan.
Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund currently distributes monthly cash distributions equal to $0.1646 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report
October 31, 2024
Eaton Vance
Tax-Advantaged Dividend Income Fund

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Management’s Discussion of Fund Performance
†

Economic and Market Conditions
The 12-month period ended October 31, 2024, was marked by a U.S. equity rally that began in the opening month and continued nearly through period-end, with occasional pauses along the way. The signal event of the period was a long-anticipated federal funds rate cut by the U.S. Federal Reserve (the Fed) in September 2024 -- the central bank’s first rate reduction since it began raising rates in 2022 to quell inflation.
The period started on a positive note. An equity downturn that began in August 2023 ended that November as investors found economic numbers more appealing. With the U.S. economy still strong but cooling enough for the Fed to consider ending its monetary tightening program, stocks rallied. Although the Fed held rates steady at its November and December 2023 meetings, Fed Chair Jerome Powell noted that interest-rate cuts were “a topic of conversation.”
In response, the U.S. stock rally continued into 2024, driven by strong corporate profits, excitement over the nascent artificial intelligence (AI) technology boom, strong hiring, robust consumer spending, and confidence the Fed was done raising rates.
In April 2024, however, stock prices retreated after the U.S. Labor Department’s March report showed a third straight month of persistent inflation. That changed in May when the Personal Consumption Expenditures Price Index (PCE) -- the Fed’s preferred inflation gauge -- showed inflation had fallen to 2.7% year-over-year. In response, stocks erased April’s losses by the end of May and the equity rally resumed.
However, in July and August 2024, several factors combined to bring stock prices down again. The Fed failed to cut interest rates at its July 30-31 meeting. Days later, the U.S. Bureau of Labor Statistics reported July job creation had been below expectations and unemployment had risen. And then, as quickly as it had started, the market downturn was over. From August 8 through most of October, equities rallied, encouraged by an ongoing slide in the PCE.
On September 18, 2024, the Fed announced a half-point rate cut, adding fuel to the stock rally. Chair Powell declared, “I don’t see anything in the economy right now that suggests that the likelihood of a recession, sorry, of a downturn, is elevated.”
On Halloween 2024, however, the final day of the period, equity markets gave investors a scare. The Dow Jones Industrial Average®, S&P 500® Index, and Nasdaq Composite Index all moved sharply lower over investor concerns about weak third-quarter earnings reports.
Fund Performance
For the 12-month period ended October 31, 2024, Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) returned 32.28% at net asset value of its common shares (NAV), outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 30.98%.
The Fund’s use of leverage contributed to performance versus the Index, which does not employ leverage. Leverage had the effect of magnifying the Fund’s overall positive absolute performance during the period. The Fund uses leverage to augment the distribution rate for shareholders.
Within the Fund’s common stock allocation, the largest individual stock contributor to Index-relative returns was an overweight position in railroad supplier Westinghouse Air Brake Technologies Corp., whose stock price rose as product orders and profit margins increased during the period.
On a sector basis, stock selections in the information technology, health care, and materials sectors contributed to performance versus the Index during the period.
In contrast, the Fund’s allocation to preferred securities was the largest single detractor from performance versus the Index during the period. The Fund’s preferred allocation -- preferred stocks, exchange-traded funds that invest primarily in preferred stocks, and corporate bonds and other debt securities with preferred characteristics -- underperformed the Index during a period when the equity market delivered strong returns.
The preferred allocation also underperformed the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index (the ICE BofA Index). Striving to maximize yield, the Fund held more $1,000 par preferred securities and fewer $25 par preferred securities than the ICE BofA Index, during a period when $25 par securities notably outperformed $1,000 par securities. In addition, striving to increase diversity of holdings, the Fund held a smaller and more diversified exposure to the financials sector than the ICE BofA Index, during a period when financials was one of the strongest-performing sectors within the ICE BofA Index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Management’s Discussion of Fund Performance
†
 — continued

As a whole, the Fund’s common stock allocation underperformed the Index and detracted from Index-relative returns during the period. On an individual stock basis, the largest detractor from Index-relative returns was an overweight position in off-price retailer Dollar Tree, Inc., whose stock price sank as its earnings and revenue projections fell due to market competition, product theft, and lack of clarity around strategy for the Family Dollar chain it acquired in 2015.
On a sector basis, stock selections in the consumer staples and energy sectors, as well as stock selections and an underweight position in the financials sector, detracted from performance versus the Index during the period.
Fund Distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s MDP had no effect on the Fund’s investment strategy during the most recent fiscal year and is not expected to have an effect in future periods, but distributions in excess of Fund returns will cause its per share NAV to erode. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its MDP.
For the period from November 1, 2023 to March 31, 2024, the Fund made monthly distributions of $0.1488 per share and, for the period from April 1, 2024 to October 31, 2024, the Fund made monthly distributions of $0.1646 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on the Internal Revenue Service’s form 1099-DIV. For additional information, see Note 2 in the Notes to Financial Statements herein.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Performance

Portfolio Manager(s)
Derek J.V. DiGregorio, Aaron S. Dunn, CFA, Bradley T. Galko, CFA and Joseph Mehlman, CFA
% Average Annual Total Returns 1,2	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	09/30/2003	32.28%	9.74%	9.81%
Fund at Market Price	—	35.20	7.26	9.97

Russell 1000® Value Index	—	30.98%	10.13%	8.86%
ICE BofA Fixed Rate Preferred Securities Index	—	20.33	2.61	4.52
Blended Index	—	27.78	8.01	7.71
% Premium/Discount to NAV 3
As of period end	(8.59)%
Distributions 4
Total Distributions per share for the period	$1.90
Distribution Rate at NAV	7.51%
Distribution Rate at Market Price	8.22
% Total Leverage 5
Borrowings	18.57%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Fund Profile

Sector Allocation (% of total investments) 1
Top 10 Holdings (% of total investments) 1
JPMorgan Chase & Co.	4.0%
NextEra Energy, Inc.	2.3
Bristol-Myers Squibb Co.	2.2
AbbVie, Inc.	2.1
Charles Schwab Corp.	2.1
Reinsurance Group of America, Inc.	1.9
Micron Technology, Inc.	1.9
3M Co.	1.8
American International Group, Inc.	1.8
Thermo Fisher Scientific, Inc.	1.8
Total	21.9%

1	Excludes cash and cash equivalents.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡

Investment Objective.
The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation.
Principal Strategies.
Under normal market conditions, the Fund invests at least 80% of its total managed assets in dividend-paying common and preferred stocks that Eaton Vance believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (‘‘tax-advantaged dividends’’). For the purposes of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes. The Fund may invest in common and preferred stocks of both domestic and foreign issuers. Preferred stocks may include other hybrid securities. The Fund can invest up to 10% of its net assets in exchange-traded funds (“ETFs”) that invest primarily in preferred stocks. The Fund may also lend its securities. The Fund may invest in preferred stocks of any grade quality. The Fund may invest up to 30% of its total managed assets in securities rated below investment grade quality (which is lower than BBB- as determined by S&P Global Ratings  or Fitch Ratings, Baa3 as determined by Moody’s Investors Service, Inc. or, if unrated, determined to be of comparable quality by Eaton Vance). Securities of below investment grade quality commonly are referred to as ‘‘junk’’ preferred stocks and bonds, as the case may be.
In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities (including preferred stocks, hybrid securities, or bonds) that generate fully taxable ordinary income (i.e., income other than tax-advantaged dividends).
In seeking its objective, the Fund may engage in dividend capture trading. The Fund may use derivatives principally to seek to manage exposure to certain sectors and/or markets in connection with its use of dividend capture trading. The Fund expects to buy and sell equity index futures contracts for this purpose, but may also engage in other types of derivatives to manage such exposures. Additionally, the Fund may also use derivatives for other purposes, such as hedging, to enhance return or as a substitute for the purchase or sale of securities or currencies. Other permitted derivatives include futures contracts on securities and non-equity indices, options on futures contracts, the purchase of put options and the sale of call options on securities held, equity swaps, interest rate swaps, covered short sales, forward sales of stocks, forward currency exchange contracts and currency futures contracts. The Fund may invest in the foregoing derivatives without limitation and use of derivatives may be extensive. The Fund may also invest in credit derivatives (credit default swaps, total return swaps, credit options and other derivative transactions with substantially similar characteristics and risks), provided that the notional value of such derivative instruments entered into for non-hedging purposes does not exceed 5% of the value of preferred stocks held by the Fund.
The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund’s investment criteria. The Fund may not invest 25% or more of its total managed assets in the securities of issuers in any single industry. The Fund may invest a significant portion of its assets in the financial services sector.
During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective, principal strategies and other policies.
The Fund employs leverage through borrowings to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s net asset value (“NAV”) of any increase or decrease in the value of investments
held. There can be no assurance that the use of borrowings will be successful.
Principal Risks
Market Discount Risk.
As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Investment and Market Risk.
An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.
The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Issuer Risk.
The value of common and preferred stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Equity Securities Risk.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.
Tax-Sensitive Investing Risk.
The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.
Tax Risk.
Although the Fund seeks to minimize and defer the federal income taxes incurred by common shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund’s distributions may change over time due to changes in the Fund’s mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and future changes in tax laws and regulations. Distributions paid on the common shares may be characterized variously as non-qualified dividends (taxable at ordinary income rates), qualified dividends (generally taxable at long-term capital gains rates), capital gains dividends (taxable at long-term capital gains rates) or return of capital (generally not currently taxable). The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a common shareholder that are return of capital are tax free to the amount of the common shareholder’s current tax basis in his or her common shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of common shares. common shareholders are required to reduce their tax basis in common shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the common shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a common shareholder must meet certain prescribed holding period and other requirements with respect to his or her common shares. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment.
Currency Risk.
Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Foreign Currency Transactions Risk.
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then ‘‘lock in’’ the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Focused Investment Risk.
To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.
Preferred Stock Risk.
Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.
Hybrid Securities Risk.
Hybrid securities generally possess characteristics common to both equity and debt securities. Preferred stocks, convertible securities, and certain debt obligations are types of hybrid securities. Hybrid securities generally have a preference over common stock in the event of the issuer’s liquidation and perpetual or near perpetual terms at time of issuance. Hybrid securities generally do not have voting rights or have limited voting rights. Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.
Contingent Convertible Securities.
Contingent convertible securities (sometimes referred to as “CoCos”) are convertible securities with loss absorption characteristics. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion may be automatically triggered, for instance, if a company fails to meet the capital minimum with respect to the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Under similar circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain circumstances, contingent convertible securities may write down to zero and investors could lose the entire value of the investment, even as the issuer remains in business. CoCos may be subject to redemption at the option of the issuer at a predetermined price.
Value Investing Risk.
The Fund focuses its investments on dividend-paying common and preferred stocks that the investment adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor ‘‘growth’’ stocks over ‘‘value’’ stocks. Disciplined adherence to a ‘‘value’’ investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.
Income Risk.
The Fund’s ability to distribute income to shareholders will depend on the yield available on the common and preferred stocks and other hybrid securities and fixed-income securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.
Dividend Capture Trading Risk.
The use of dividend capture strategies will expose the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
Credit Risk.
Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.
Below Investment Grade Securities Risk.
The Fund’s investments in preferred stocks and
bonds
of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
Interest Rate Risk.
In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
Lower Rated Investments Risk.
Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Derivatives Risk.
The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
Counterparty Risk.
A financial institution or other counterparty with whom the Fund does business (such as trading or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.
Sector Risk.
Because the Fund may, under certain market conditions, invest a significant portion of its assets in the utilities and/or financial services sectors, the value of Fund shares may be affected by the economic, political, social, financial, business, and other conditions or events that adversely affect those sectors. The Fund’s NAV may be more volatile than that of a fund that invests more broadly.
The utilities sector generally includes companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy. Companies in the financial services sector include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies.
Companies in the utilities sector may be sensitive to changes in interest rates and other economic conditions, governmental regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, the potential impact of natural or man-made disasters, and the cost and potential business disruption of technological developments. Companies in the financial services sector are also subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Adverse developments that affect financial institutions or the financial services sector generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Fund, or issuers in which the Fund invests. In addition, the Fund and issuers in which it invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
ETF Risk.
ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Liquidity Risk.
The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend further to reduce returns to common shareholders.
Leverage Risk.
Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The Fund may not be able to adjust its use of leverage rapidly enough to respond to interest rate volatility, inflation, and other changing market conditions. As a result, the Fund’s use of leverage may have a negative impact on the Fund’s performance from time to time. The loss on leveraged investments may substantially exceed the initial investment.
Foreign Investment Risk.
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Risks Associated with Active Management.
The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Recent Market Conditions.
Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.
The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the United States and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the United States have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Cybersecurity Risk.
With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its net asset value, interfere with the Fund’s ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Disruption.
Global instability, war, geopolitical tensions and terrorist attacks in the United States and around the world have previously resulted, and may continue to result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.
Anti-Takeover Provisions.
The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws (the “By-Laws”) include provisions that could have the effect of making it more difficult to acquire control of the Fund and/or to change the composition of its Board.
General Fund Investing Risks.
The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
There have been no material changes to the Fund’s investment objectives or principal investment strategies since October 31, 2023.
Important Notice to Shareholders
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed "Control Share Acquisitions" under the By-Laws from the provisions of the By-Laws addressing "Control Share Acquisitions." On October 10, 2024, the Board adopted Amendment No. 1 to the By-Laws to formally eliminate the Control Share Provisions and to make certain related conforming
changes.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The table shows Fund expenses stated as a percentage of net assets attributable to common shares, and not as a percentage of total assets.
Common shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	— 1
Offering expenses (as a percentage of offering price)	None 2
Dividend reinvestment plan fees	$5.00 3
Annual expenses	Percentage of net assets attributable to common shares 4
Investment adviser fee	1.04% 5
Interest payments on borrowed funds	1.42%
Other expenses	0.07%
Acquired fund fees and expenses	0.01%
Total annual Fund operating expenses	2.54%
Example
The following Example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 2.54% of net assets attributable to common shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:
1 Year	3 Years	5 Years	10 Years
$26	$79	$135	$288
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s common shares. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive common shares purchased or issued at a price or value different from NAV. The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
1
If common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
2
Eaton Vance Management (“EVM”) will pay the expenses of the offering (other than the applicable commissions); therefore, offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including its current Prospectus Supplement, the accompanying Prospectus and Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of its current Prospectus Supplement, the accompanying Prospectus, SAI and/or marketing materials, associated filing fees, stock exchange listing fees, and legal and auditing fees associated with the offering.
3
You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.
4
Stated as a percentage of average net assets attributable to common shares for the year ended October 31, 2024.
5
The investment adviser fee paid by the Fund to EVM is based on the average daily gross assets of the Fund, including all assets attributable to any form of investment leverage that the Fund may utilize. Accordingly, if the Fund were to increase investment leverage in the future, the investment adviser fee will increase as a percentage of net assets.
6
As of October 31, 2024, the outstanding borrowings represented approximately 18.6% leverage.
7
Includes interest and fee expense on notes payable.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Trading and NAV Information

The Fund’s common shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions
of the Investment Company Act of 1940, as amended (the “1940 Act”), generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock. The issuance of common shares may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund’s common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.
In addition, the Fund’s Board of Trustees has authorized the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. The results of the share repurchase program are disclosed in the Fund’s annual and semi-annual reports to shareholders.
The following table sets forth for each of the periods indicated the high and low closing market prices for the common shares on the New York Stock Exchange, and the corr
esponding NAV per share and the premium or discount to NAV per share at which the Fund’s common shares were trading as of such date.
	Market Price ($)		NAV per Share on Date of Market Price ($)		NAV Premium/(Discount) on Date of Market Price (%)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
October 31, 2024	24.85	22.96	27.33	25.13	(9.07)	(8.64)
July 31, 2024	24.30	22.63	26.47	25.42	(8.20)	(10.98)
April 30, 2024	23.68	21.93	26.24	24.17	(9.76)	(9.27)
January 31, 2024	22.37	19.43	24.47	22.07	(8.58)	(11.96)
Oct ob er 31, 2023	23.49	18.70	24.69	21.10	(4.86)	(11.37)
July 31, 2023	23.60	21.34	24.80	22.68	(4.84)	(5.91)
April 30, 2023	24.74	21.39	25.46	22.11	(2.83)	(3.26)
January 31, 2023	24.79	22.49	25.18	23.64	(1.55)	(4.86)

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Senior Securities

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years. The information in the table below was taken from the Fund’s financial statements
for each fiscal year in the ten-year period ended October 31, 2024, and such financial statements have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm.
Fiscal Year Ended	Borrowings/Notes Payable Outstanding (in 000's)	Asset Coverage per $1,000 of Borrowings/Notes Payable¹
October 31, 2024	$447,000	$5,386
October 31, 2023	447,000	4,598
October 31, 2022	447,000	4,970
October 31, 2021	447,000	5,714
October 31, 2020	447,000	4,454
October 31, 2019	447,000	4,992
October 31, 2018 2	447,000	4,692
August 31, 2018	447,000	4,953
August 31, 2017	447,000	4,619
August 31, 2016	447,000	4,521
August 31, 2015	447,000	4,457
1
Calculated by subtracting the Fund’s total liabilities (not including the borrowings/notes payable) from the Fund’s total assets, and dividing the result by the borrowings/
notes
payable balance in thousands.
2
For the two months ended October 31, 2018. Effective September 1, 2018, the fiscal year-end of the Fund changed from August 31 to October 31.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

1	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. ICE BofA Fixed Rate Preferred Securities Index is an index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 70% Russell 1000® Value Index and 30% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
2	Performance results reflect the effects of leverage.
3	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
4	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
5	Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.
Additional Information
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Portfolio of Investments

Common Stocks — 97.2%
Security	Shares	Value
Aerospace & Defense — 1.0%
Huntington Ingalls Industries, Inc.	103,684	$ 19,177,393
		$ 19,177,393
Banks — 6.8%
JPMorgan Chase & Co.	433,510	$ 96,204,539
M&T Bank Corp. (1)	118,490	23,067,633
Wells Fargo & Co.	207,111	13,445,646
		$ 132,717,818
Beverages — 1.5%
Constellation Brands, Inc., Class A	123,620	$ 28,721,871
		$ 28,721,871
Biotechnology — 4.1%
AbbVie, Inc.	251,934	$ 51,361,785
Gilead Sciences, Inc.	189,896	16,866,563
Neurocrine Biosciences, Inc. (2)	95,568	11,493,963
		$ 79,722,311
Building Products — 2.1%
Johnson Controls International PLC	535,138	$ 40,429,676
		$ 40,429,676
Capital Markets — 4.3%
Charles Schwab Corp.	695,507	$ 49,262,761
Interactive Brokers Group, Inc., Class A	94,670	14,444,748
S&P Global, Inc.	42,336	20,336,521
		$ 84,044,030
Chemicals — 2.6%
FMC Corp.	360,011	$ 23,397,115
Linde PLC	60,438	27,568,794
		$ 50,965,909
Communications Equipment — 1.7%
Cisco Systems, Inc.	624,276	$ 34,191,596
		$ 34,191,596
Consumer Staples Distribution & Retail — 2.5%
BJ's Wholesale Club Holdings, Inc. (1)(2)	450,443	$ 38,166,035
Security	Shares	Value
Consumer Staples Distribution & Retail (continued)
Dollar Tree, Inc. (1)(2)	168,811	$ 10,911,943
		$ 49,077,978
Containers & Packaging — 1.0%
Ball Corp.	329,543	$ 19,525,423
		$ 19,525,423
Electric Utilities — 3.6%
NextEra Energy, Inc. (1)	695,513	$ 55,119,405
Xcel Energy, Inc.	239,596	16,007,409
		$ 71,126,814
Electrical Equipment — 3.4%
Eaton Corp. PLC	97,431	$ 32,306,171
Emerson Electric Co.	316,514	34,268,971
		$ 66,575,142
Electronic Equipment, Instruments & Components — 2.1%
Zebra Technologies Corp., Class A (1)(2)	108,140	$ 41,306,236
		$ 41,306,236
Energy Equipment & Services — 0.9%
Schlumberger NV (1)	463,934	$ 18,589,835
		$ 18,589,835
Entertainment — 2.0%
Walt Disney Co.	401,710	$ 38,644,502
		$ 38,644,502
Food Products — 1.3%
General Mills, Inc.	210,449	$ 14,314,741
Hershey Co.	61,497	10,920,637
		$ 25,235,378
Ground Transportation — 1.2%
CSX Corp.	676,538	$ 22,758,738
		$ 22,758,738
Health Care Equipment & Supplies — 1.8%
Boston Scientific Corp. (1)(2)	415,032	$ 34,870,989
		$ 34,870,989
Health Care Providers & Services — 2.7%
McKesson Corp.	31,370	$ 15,703,508

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	66,779	$ 37,696,746
		$ 53,400,254
Hotels, Restaurants & Leisure — 1.3%
McDonald's Corp.	88,142	$ 25,747,160
		$ 25,747,160
Household Products — 1.7%
Clorox Co.	213,015	$ 33,773,528
		$ 33,773,528
Industrial Conglomerates — 2.2%
3M Co. (1)	342,655	$ 44,020,888
		$ 44,020,888
Industrial REITs — 1.4%
First Industrial Realty Trust, Inc.	536,799	$ 28,176,579
		$ 28,176,579
Insurance — 6.1%
American International Group, Inc.	575,575	$ 43,674,631
Arch Capital Group Ltd. (1)(2)	193,119	19,033,809
Reinsurance Group of America, Inc. (1)	218,694	46,161,930
Ryan Specialty Holdings, Inc.	179,466	11,821,425
		$ 120,691,795
Interactive Media & Services — 1.3%
Alphabet, Inc., Class C (1)	144,987	$ 25,037,805
		$ 25,037,805
Leisure Products — 1.5%
Hasbro, Inc. (1)	444,171	$ 29,150,943
		$ 29,150,943
Life Sciences Tools & Services — 3.2%
Mettler-Toledo International, Inc. (2)	14,803	$ 19,121,775
Thermo Fisher Scientific, Inc.	79,562	43,466,312
		$ 62,588,087
Machinery — 4.1%
Ingersoll Rand, Inc.	154,146	$ 14,798,016
Toro Co.	307,894	24,779,309
Westinghouse Air Brake Technologies Corp. (1)	214,363	40,295,957
		$ 79,873,282
Security	Shares	Value
Metals & Mining — 2.0%
Alcoa Corp.	624,832	$ 25,049,515
Steel Dynamics, Inc.	115,106	15,021,333
		$ 40,070,848
Multi-Utilities — 2.4%
CMS Energy Corp.	376,249	$ 26,190,693
Sempra	254,764	21,239,675
		$ 47,430,368
Oil, Gas & Consumable Fuels — 4.9%
Chevron Corp. (1)	211,144	$ 31,422,450
ConocoPhillips (1)	338,008	37,025,396
EOG Resources, Inc.	130,124	15,869,923
Targa Resources Corp.	66,775	11,148,754
		$ 95,466,523
Pharmaceuticals — 6.6%
Bristol-Myers Squibb Co.	960,570	$ 53,570,989
Johnson & Johnson	85,100	13,604,086
Sanofi SA	303,691	32,093,994
Zoetis, Inc.	164,438	29,398,226
		$ 128,667,295
Professional Services — 1.3%
Robert Half, Inc.	375,105	$ 25,548,401
		$ 25,548,401
Residential REITs — 3.4%
Invitation Homes, Inc.	921,481	$ 28,943,718
Mid-America Apartment Communities, Inc.	244,484	37,000,209
		$ 65,943,927
Semiconductors & Semiconductor Equipment — 5.2%
Micron Technology, Inc.	460,586	$ 45,897,395
ON Semiconductor Corp. (2)	412,584	29,083,046
Texas Instruments, Inc.	138,188	28,074,274
		$ 103,054,715
Specialty Retail — 1.7%
Lithia Motors, Inc.	62,680	$ 20,832,952
Lowe's Cos., Inc.	44,799	11,729,722
		$ 32,562,674

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	31,175	$ 7,042,744
		$ 7,042,744
Total Common Stocks (identified cost $1,394,240,201)		$1,905,929,455

Corporate Bonds — 21.6%
Security	Principal Amount (000's omitted)	Value
Banks — 14.4%
Banco Bilbao Vizcaya Argentaria SA:
6.125% to 11/16/27 (3)(4)	$5,600	$ 5,418,736
9.375% to 3/19/29 (3)(4)	4,400	4,775,179
Banco Davivienda SA, 6.65% to 4/22/31 (3)(4)(5)	1,800	1,509,628
Banco de Credito e Inversiones SA, 8.75% to 2/8/29 (3)(4)(5)	3,020	3,192,711
Banco Mercantil del Norte SA/Grand Cayman:
7.50% to 6/27/29 (3)(4)(5)	4,421	4,351,446
7.625% to 1/10/28 (3)(4)(5)	2,101	2,086,397
8.375% to 10/14/30 (3)(4)(5)	2,300	2,365,962
Banco Santander SA, 9.625% to 5/21/33 (3)(4)	10,800	12,464,906
Bank of America Corp., Series TT, 6.125% to 4/27/27 (3)(4)	11,331	11,537,948
Bank of Montreal, 7.70% to 5/26/29, 5/26/84 (4)	11,692	12,257,215
Bank of Nova Scotia:
4.90% to 6/4/25 (3)(4)	3,300	3,277,698
8.00% to 1/27/29, 1/27/84 (4)	2,365	2,504,549
8.625% to 10/27/27, 10/27/82 (4)	7,900	8,482,427
Barclays PLC:
6.125% to 12/15/25 (3)(4)	7,552	7,520,120
8.00% to 3/15/29 (3)(4)	7,020	7,273,478
BBVA Bancomer SA, 8.45% to 6/29/33, 6/29/38 (4)(5)	1,800	1,894,259
BNP Paribas SA:
4.625% to 2/25/31 (3)(4)(5)	2,362	2,000,049
7.75% to 8/16/29 (3)(4)(5)	4,890	5,076,480
Citigroup, Inc., Series W, 4.00% to 12/10/25 (3)(4)	18,021	17,581,585
CoBank ACB, 7.25% to 7/1/29 (3)(4)	4,720	4,916,932
Deutsche Bank AG, 6.00% to 10/30/25 (3)(4)	2,800	2,744,079
Farm Credit Bank of Texas, 7.75% to 6/15/29 (3)(4)	5,268	5,528,450
HSBC Holdings PLC, 4.60% to 12/17/30 (3)(4)	10,317	9,137,311
Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30 (3)(4)	7,374	7,380,684
ING Groep NV, 8.00% to 5/16/30 (3)(4)(6)	8,830	9,342,228
JPMorgan Chase & Co., Series KK, 3.65% to 6/1/26 (3)(4)	15,209	14,757,682
Security	Principal Amount (000's omitted)	Value
Banks (continued)
KeyCorp, Series D, 5.00% to 9/15/26 (3)(4)	$3,000	$ 2,891,195
NatWest Group PLC, 4.60% to 6/28/31 (3)(4)	1,477	1,232,479
PNC Financial Services Group, Inc., Series U, 6.00% to 5/15/27 (3)(4)	5,000	5,017,965
Royal Bank of Canada, 7.50% to 5/2/29, 5/2/84 (4)	6,960	7,335,720
Societe Generale SA:
5.375% to 11/18/30 (3)(4)(5)	9,541	8,109,893
9.375% to 11/22/27 (3)(4)(5)	1,350	1,415,286
10.00% to 11/14/28 (3)(4)(5)	2,200	2,349,675
Standard Chartered PLC, 4.75% to 1/14/31 (3)(4)(5)	4,440	3,878,936
State Street Corp., Series J, 6.70% to 9/15/29 (3)(4)	4,700	4,838,988
Sumitomo Mitsui Financial Group, Inc., 6.60% to 6/5/34 (3)(4)	7,340	7,609,385
Swedbank AB, 7.75% to 3/17/30 (3)(4)(6)	9,200	9,596,750
Toronto-Dominion Bank, 8.125% to 10/31/27, 10/31/82 (4)	11,275	11,908,148
Truist Financial Corp.:
Series P, 4.95% to 9/1/25 (3)(4)	1,900	1,882,652
Series Q, 5.10% to 3/1/30 (3)(4)	5,618	5,481,152
UBS Group AG:
4.375% to 2/10/31 (3)(4)(5)	1,499	1,270,703
4.875% to 2/12/27 (3)(4)(5)	5,500	5,229,669
6.85% to 9/10/29 (3)(4)(5)	3,150	3,130,234
9.25% to 11/13/33 (3)(4)(5)	4,480	5,198,113
UniCredit SpA, 7.296% to 4/2/29, 4/2/34 (4)(5)	7,295	7,639,370
Wells Fargo & Co., Series BB, 3.90% to 3/15/26 (3)(4)	17,645	17,099,905
		$ 282,494,357
Capital Markets — 0.6%
Charles Schwab Corp., Series I, 4.00% to 6/1/26 (3)(4)	$12,537	$ 12,047,397
		$ 12,047,397
Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95% to 12/10/29, 3/10/55 (4)	$2,010	$ 2,072,843
Air Lease Corp., Series B, 4.65% to 6/15/26 (3)(4)	6,530	6,349,298
American AgCredit Corp., Series A, 5.25% to 6/15/26 (3)(4)(5)	9,955	9,755,900
Goldman Sachs Group, Inc.:
Series V, 4.125% to 11/10/26 (3)(4)	2,007	1,924,323
Series W, 7.50% to 2/10/29 (3)(4)	4,975	5,331,384
Unifin Financiera SAB de CV:
7.375%, 2/12/26 (5)(7)(8)	2,410	0
7.375%, 2/12/26 (5)(7)(8)	2,410	0
		$ 25,433,748

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Electric Utilities — 1.1%
Dominion Energy, Inc., Series C, 4.35% to 1/15/27 (3)(4)	$1,933	$ 1,886,422
Duke Energy Corp., 6.45% to 6/3/34, 9/1/54 (4)	4,770	4,860,019
Edison International, Series B, 5.00% to 12/15/26 (3)(4)	1,455	1,419,778
Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76 (4)	5,475	5,502,282
PG&E Corp., 7.375% to 12/15/29, 3/15/55 (4)	6,865	7,108,145
		$ 20,776,646
Financial Services — 0.2%
Ally Financial, Inc., Series B, 4.70% to 5/15/26 (3)(4)	$5,464	$ 4,932,577
		$ 4,932,577
Food Products — 0.5%
Land O' Lakes, Inc., 8.00% (3)(5)	$11,397	$ 10,684,688
		$ 10,684,688
Independent Power and Renewable Electricity Producers — 0.3%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, 1/18/82 (4)	$5,554	$ 5,205,035
		$ 5,205,035
Insurance — 1.9%
Allianz SE, 3.50% to 11/17/25 (3)(4)(5)	$5,800	$ 5,586,802
Athene Holding Ltd., 6.625% to 7/15/34, 10/15/54 (4)	5,650	5,570,342
Corebridge Financial, Inc., 6.875% to 9/15/27, 12/15/52 (4)	7,050	7,219,479
Global Atlantic Fin Co., 7.95% to 7/15/29, 10/15/54 (4)(5)	7,010	7,291,051
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51 (4)(5)	12,676	11,965,012
		$ 37,632,686
Oil and Gas — 0.3%
Petroleos Mexicanos, 6.50%, 3/13/27	$5,300	$ 5,204,713
		$ 5,204,713
Pipelines — 0.6%
Enbridge, Inc., Series NC5, 8.25% to 10/15/28, 1/15/84 (4)	$11,320	$ 11,985,933
		$ 11,985,933
Security	Principal Amount (000's omitted)	Value
Telecommunications — 0.4%
Rogers Communications, Inc., 5.25% to 3/15/27, 3/15/82 (4)(5)	$7,540	$ 7,393,609
		$ 7,393,609
Total Corporate Bonds (identified cost $417,010,180)		$ 423,791,389

Exchange-Traded Funds — 0.4%
Security	Shares	Value
Equity Funds — 0.4%
Global X U.S. Preferred ETF	414,763	$ 8,486,051
Total Exchange-Traded Funds (identified cost $8,817,658)		$ 8,486,051

Preferred Stocks — 2.1%
Security	Shares	Value
Banks — 0.2%
Citizens Financial Group, Inc., Series H, 7.375%	94,474	$ 2,560,246
KeyCorp, Series H, 6.20% to 12/15/27 (4)	31,052	774,747
		$ 3,334,993
Capital Markets — 0.3%
Affiliated Managers Group, Inc., 4.75%	281,231	$ 5,545,875
		$ 5,545,875
Electric Utilities — 0.8%
Brookfield BRP Holdings Canada, Inc.:
4.625%	247,187	$ 4,355,435
7.25%	193,316	4,946,956
SCE Trust III, Series H, 7.811% (3 mo. SOFR + 3.25%) (9)	116,693	2,955,834
SCE Trust IV, Series J, 5.375% to 9/15/25 (4)	24,025	591,015
SCE Trust V, Series K, 5.45% to 3/15/26 (4)	130,020	3,217,995
		$ 16,067,235
Insurance — 0.6%
American National Group, Inc., Series B, 6.625% to 9/1/25 (4)	295,909	$ 7,513,130
Athene Holding Ltd., Series C, 6.375% to 6/30/25 (4)	163,096	4,100,233
		$ 11,613,363

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Wireless Telecommunication Services — 0.2%
U.S. Cellular Corp., 5.50%	196,865	$ 4,433,400
		$ 4,433,400
Total Preferred Stocks (identified cost $42,651,004)		$ 40,994,866

Short-Term Investments — 1.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78% (10)	25,385,234	$ 25,385,234
Total Short-Term Investments (identified cost $25,385,234)		$ 25,385,234
Total Investments — 122.6% (11) (identified cost $1,888,104,277)		$2,404,586,995
Other Assets, Less Liabilities — (22.6)%		$ (443,924,639)
Net Assets — 100.0%		$1,960,662,356
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of this security was on loan at October 31, 2024 pursuant to the Liquidity Agreement (see Note 6). The aggregate market value of securities on loan at October 31, 2024 was $360,713,582.
(2)	Non-income producing security.
(3)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(4)	Security converts to variable rate after the indicated fixed-rate coupon period.
(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $113,375,873 or 5.8% of the Fund's net assets.
(6)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $18,938,978 or 1.0% of the Fund's net assets.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(8)	Issuer is in default with respect to interest and/or principal payments and is non-income producing.
(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(10)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of October 31, 2024.
(11)	The Fund has granted a security interest in all the Fund's investments, unless otherwise pledged, in connection with the Liquidity Agreement (see Note 6).
Abbreviations:
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $1,862,719,043) — including $360,713,582 of securities on loan	$ 2,379,201,761
Affiliated investments, at value (identified cost $25,385,234)	25,385,234
Cash	252,881
Foreign currency, at value (identified cost $1,996)	1,971
Interest and dividends receivable	7,149,077
Dividends receivable from affiliated investments	95,462
Tax reclaims receivable	49,627
Trustees' deferred compensation plan	275,196
Total assets	$2,412,411,209
Liabilities
Liquidity Agreement borrowings	$ 447,000,000
Payable to affiliates:
Investment adviser fee	1,746,819
Trustees' fees	9,222
Trustees' deferred compensation plan	275,196
Accrued expenses	2,717,616
Total liabilities	$ 451,748,853
Net Assets	$1,960,662,356
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 745,428
Additional paid-in capital	1,425,380,068
Distributable earnings	534,536,860
Net Assets	$1,960,662,356
Common Shares Issued and Outstanding	74,542,782
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 26.30

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $202,447)	$ 41,916,625
Dividend income from affiliated investments	905,745
Interest income	26,581,932
Total investment income	$ 69,404,302
Expenses
Investment adviser fee	$ 19,681,384
Trustees’ fees and expenses	108,681
Custodian fee	495,574
Transfer and dividend disbursing agent fees	18,109
Legal and accounting services	166,814
Printing and postage	474,817
Interest expense and fees	26,738,962
Miscellaneous	117,859
Total expenses	$ 47,802,200
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 27,391
Total expense reductions	$ 27,391
Net expenses	$ 47,774,809
Net investment income	$ 21,629,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 123,481,948
Payment by affiliate for realized loss on disposal of investment not meeting investment guidelines	1,123,773
Proceeds from securities litigation settlements	145,319
Foreign currency transactions	6,553
Net realized gain	$124,757,593
Change in unrealized appreciation (depreciation):
Investments	$ 347,462,223
Foreign currency	181
Net change in unrealized appreciation (depreciation)	$347,462,404
Net realized and unrealized gain	$472,219,997
Net increase in net assets from operations	$493,849,490

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 21,629,493	$ 36,792,324
Net realized gain	124,757,593	100,639,969
Net change in unrealized appreciation (depreciation)	347,462,404	(170,875,093)
Net increase (decrease) in net assets from operations	$ 493,849,490	$ (33,442,800)
Distributions to shareholders	$ (141,348,023)	$ (133,103,592)
Net increase (decrease) in net assets	$ 352,501,467	$ (166,546,392)
Net Assets
At beginning of year	$ 1,608,160,889	$ 1,774,707,281
At end of year	$1,960,662,356	$1,608,160,889

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Statement of Cash Flows

Year Ended
October 31, 2024
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 493,849,490
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(894,922,219)
Investments sold	1,024,464,608
Increase in short-term investments, net	(8,586,035)
Net amortization/accretion of premium (discount)	(1,463,369)
Increase in interest and dividends receivable	(1,085,107)
Decrease in dividends receivable from affiliated investments	6,330
Increase in Trustees’ deferred compensation plan	(30,158)
Increase in payable to affiliate for investment adviser fee	243,672
Increase in payable to affiliate for Trustees' fees	180
Increase in payable to affiliate for Trustees' deferred compensation plan	30,158
Decrease in accrued expenses	(60,620)
Net change in unrealized (appreciation) depreciation from investments	(347,462,223)
Net realized gain from investments	(123,481,948)
Net cash provided by operating activities	$ 141,502,759
Cash Flows From Financing Activities
Cash distributions paid	$ (141,348,023)
Net cash used in financing activities	$ (141,348,023)
Net increase in cash*	$ 154,736
Cash at beginning of year (including foreign currency)	$ 100,116
Cash at end of year (including foreign currency)	$ 254,852
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$ 26,921,363
*	Includes net change in unrealized (appreciation) depreciation on foreign currency of $(179).

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Financial Highlights

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$ 21.57	$ 23.81	$ 28.61	$ 21.01	$ 24.34
Income (Loss) From Operations
Net investment income (1)	$ 0.29	$ 0.49	$ 0.58	$ 0.60	$ 0.62
Net realized and unrealized gain (loss)	6.34	(0.94)	(3.43)	8.79	(2.21)
Total income (loss) from operations	$ 6.63	$ (0.45)	$ (2.85)	$ 9.39	$ (1.59)
Less Distributions
From net investment income	$ (0.28)	$ (0.44)	$ (0.58)	$ (0.59)	$ (0.59)
From net realized gain	(1.62)	(1.35)	(1.37)	(1.20)	(1.15)
Total distributions	$ (1.90)	$ (1.79)	$ (1.95)	$ (1.79)	$ (1.74)
Premium from common shares sold through shelf offering (see Note 5) (1)	$ —	$ —	$ 0.00 (2)	$ 0.00 (2)	$ 0.00 (2)
Net asset value — End of year	$ 26.30	$ 21.57	$ 23.81	$ 28.61	$ 21.01
Market value — End of year	$ 24.04	$ 19.29	$ 24.42	$ 29.36	$ 18.73
Total Investment Return on Net Asset Value (3)	32.28%	(1.99)%	(10.19)%	45.70%	(6.13)%
Total Investment Return on Market Value (3)	35.20%	(14.54)%	(10.24)%	67.72%	(18.36)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,960,662	$1,608,161	$1,774,707	$2,106,999	$1,544,154
Ratios (as a percentage of average daily net assets): (4)
Expenses excluding interest and fees	1.11%	1.13%	1.11%	1.10%	1.17%
Interest and fee expense	1.42%	1.40%	0.40%	0.14%	0.42%
Total expenses	2.53%	2.53%	1.51%	1.24%	1.59%
Net expenses	2.53% (5)	2.53% (5)	1.51% (5)	1.24%	1.59%
Net investment income	1.14%	2.08%	2.21%	2.26%	2.81%
Portfolio Turnover	39%	29%	31%	30%	54%
Senior Securities:
Total amount outstanding (in 000’s)	$ 447,000	$ 447,000	$ 447,000	$ 447,000	$ 447,000
Asset coverage per $1,000 (6)	$ 5,386	$ 4,598	$ 4,970	$ 5,714	$ 4,454
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(6)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings payable/notes payable) from the Fund’s total assets, and dividing the result by the borrowings payable/notes payable balance in thousands.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation
—
The following methodologies are used to determine the market value or fair value of investments.
Equity Securities.
Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Debt Obligations.
Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Foreign Securities and Currencies.
 Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other.
Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation.
In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions
—
Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income
—
Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (the “EU reclaims”). These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain. Interest income is recorded on the basis of

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Notes to Financial Statements — continued

interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes
—
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation
—
Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates
—
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications
—
Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$ 20,992,858	$ 33,096,554
Long-term capital gains	$120,355,165	$100,007,038
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 16,528,034
Net unrealized appreciation	515,589,590
Other temporary differences	2,419,236
Distributable earnings	$534,536,860

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,888,997,380
Gross unrealized appreciation	$ 571,840,336
Gross unrealized depreciation	(56,250,721)
Net unrealized appreciation	$ 515,589,615
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily gross assets as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1.5 billion	0.850%
Over $1.5 billion up to and including $3 billion	0.830%
Over $3 billion up to and including $5 billion	0.810%
Over $5 billion	0.790%
Gross assets, as defined in the Fund's investment advisory agreement, means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. For the year ended October 31, 2024, the Fund’s investment adviser fee amounted to $19,681,384 or 0.84% of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $27,391 relating to the Fund's investment in the Liquidity Fund.
During the year ended October 31, 2024, EVM reimbursed the Fund $1,123,773 for a net realized loss on the sale of an investment security not meeting the Fund's investment guidelines. The reimbursement had no significant impact on total return on net asset value.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $894,922,219 and $1,024,464,608, respectively, for the year ended October 31, 2024.
5  Common Shares of Beneficial Interest and Shelf Offering
The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2024 and October 31, 2023.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Notes to Financial Statements — continued

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2024 and October 31, 2023.
Pursuant to a registration statement filed with the SEC, the Fund is authorized to issue up to an additional 5,472,154 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund’s net asset value per common share. During the years ended October 31, 2024 and October 31, 2023, there were no shares sold by the Fund pursuant to its shelf offering.
6  Liquidity Agreement
The Fund has entered into a Liquidity Agreement (the Agreement) with State Street Bank and Trust Company (SSBT) that allows the Fund to borrow or otherwise access up to $524 million through securities lending transactions, direct loans from SSBT or a combination of both. The Fund has granted to SSBT a security interest in all its cash, securities and other financial assets, unless otherwise pledged, to secure the payment and performance of its obligations under the Agreement. Pursuant to the terms of the Agreement, the Fund has made its securities available for securities lending transactions by SSBT acting as securities lending agent for the Fund. Securities lending transactions are required to be secured with cash collateral received from the securities borrowers equal at all times to at least 100%, 102% or 105% of the market value of the securities loaned, depending on the type of security. The market value of securities loaned is determined daily and any additional required collateral is delivered to SSBT on the next business day. The Fund is subject to the possible delay in the recovery of loaned securities. Pursuant to the Agreement, SSBT has provided indemnification to the Fund in the event of default by a securities borrower with respect to security loans. However, the Fund retains all risk of loss and gains associated with securities purchased using cash received under the Agreement. The Fund is entitled to receive from securities borrowers all substitute interest, dividends and other distributions paid with respect to the securities on loan. The Fund may instruct SSBT to recall a security on loan at any time. At October 31, 2024, the value of the securities loaned and the value of the cash collateral received by SSBT, which exceeded the value of the securities loaned, amounted to $360,713,582 and $368,646,011, respectively.
Interest on borrowings outstanding under the Agreement is charged at a rate equal to the Overnight Bank Financing Rate (OBFR) plus 0.62%, payable monthly. SSBT retains all net fees that may arise in connection with securities lending transactions. If the value of securities available to lend falls below a prescribed level, the interest rate may be increased. If the Fund utilizes less than 50% of the commitment amount, it will be charged a monthly non-usage fee of 0.25% per annum on the unused portion of the commitment. The Agreement may be terminated by the Fund upon 90 days’ prior written notice to SSBT. If certain asset coverage and collateral requirements or other covenants are not met, the Agreement could be deemed in default and result in termination. At October 31, 2024, the Fund had borrowings outstanding under the Agreement of $447 million at an annual interest rate of 5.45%, which are shown as Liquidity Agreement borrowings on the Statement of Assets and Liabilities. The carrying amount of the borrowings at October 31, 2024 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2024. For the year ended October 31, 2024, the aggregate average borrowings under the Agreement and the average annual interest rate (excluding fees) were $447,000,000 and 5.88%, respectively.
7  Affiliated Investments
At October 31, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $25,385,234, which represents 1.3% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$16,799,199	$474,603,084	$(466,017,049)	$ —	$ —	$25,385,234	$905,745	25,385,234

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Notes to Financial Statements — continued

8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Fund's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Common Stocks:
Communication Services	$ 63,682,307	$ —	$ —	$ 63,682,307
Consumer Discretionary	87,460,777	—	—	87,460,777
Consumer Staples	136,808,755	—	—	136,808,755
Energy	114,056,358	—	—	114,056,358
Financials	337,453,643	—	—	337,453,643
Health Care	327,154,942	32,093,994	—	359,248,936
Industrials	298,383,520	—	—	298,383,520
Information Technology	185,595,291	—	—	185,595,291
Materials	110,562,180	—	—	110,562,180
Real Estate	94,120,506	—	—	94,120,506
Utilities	118,557,182	—	—	118,557,182
Total Common Stocks	$ 1,873,835,461	$ 32,093,994**	$ —	$1,905,929,455
Corporate Bonds	$ —	$ 423,791,389	$ 0	$ 423,791,389
Exchange-Traded Funds	8,486,051	—	—	8,486,051
Preferred Stocks:
Communication Services	4,433,400	—	—	4,433,400
Financials	20,494,231	—	—	20,494,231
Utilities	16,067,235	—	—	16,067,235
Total Preferred Stocks	$ 40,994,866	$ —	$ —	$ 40,994,866
Short-Term Investments	$ 25,385,234	$ —	$ —	$ 25,385,234
Total Investments	$ 1,948,701,612	$ 455,885,383	$ 0	$2,404,586,995
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2024 is not presented.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Dividend Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income.
 For the fiscal year ended October 31, 2024, the Fund designates approximately $46,067,800, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction.
Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends.
The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $127,437,908 or, if subsequently determined to be different, the net capital gain of such year.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 7, 2024. The following action was taken by the shareholders:
Proposal 1(b): The election of Mark R. Fetting, George J. Gorman and Marcus L. Smith as Class III Trustees of the Fund for a three-year term expiring in 2027.
	Number of Shares
Nominees for Trustee	For	Withheld
Mark R. Fetting	59,428,137	1,952,398
George J. Gorman	59,376,014	2,004,521
Marcus L. Smith	59,401,597	1,978,938

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Equiniti Trust Company, LLC (“EQ") as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by EQ, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Tax-Advantaged Dividend Income Fund
c/o Equiniti Trust Company, LLC ("EQ")
P.O. Box 10027
Newark, NJ 07101

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements
1
for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
1
Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education and experience of the investment professionals who provide services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, selective disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its secondary and blended benchmark indexes and lower than its primary benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over longer periods, and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board determined to continue to monitor and evaluate the performance of the Fund.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution and other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that the Fund is authorized to issue additional common shares through a shelf offering. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Management and Organization

Fund Management
. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is One Post Office Square, Boston, Massachusetts 02109. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees
Alan C. Bowser 1962	Class II Trustee	Until 2026. 3 years. Since 2023.	Private investor. Formerly, Co-Head of the Americas Region, Chief Diversity Officer, Partner and a Member of the Operating Committee, at Bridgewater Associates, an asset management firm (2011-2023). Formerly, Managing Director and Head of Investment Services at UBS Wealth Management Americas (2007-2010). Formerly, Managing Director and Head of Client Solutions, Citibank Private Bank (1999-2007).
Other Directorships
. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Class III Trustee	Until 2027. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships.
None.
Cynthia E. Frost 1961	Class I Trustee	Until 2025. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships.
None.
George J. Gorman 1952	Chairperson of the Board and Class III Trustee	Until 2027. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
Valerie A. Mosley 1960	Class I Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships.
Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Keith Quinton 1958	Class II Trustee	Until 2026. 3 years Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships.
Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2027. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships.
Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class I Trustee	Until 2025. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships.
Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class II Trustee	Until 2026. 3 years. Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships.
None.
Nancy Wiser Stefani 1967	Class I Trustee	Until 2025. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
R. Kelly Williams, Jr. 1971	President	Since 2023	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management ("CRM").
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Laura T. Donovan 1976	Chief Compliance Officer	Since 2024	Vice President of EVM and BMR.

Eaton Vance Funds
U.S. Customer Privacy Notice	March 2024

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email:
EVPrivacy@eatonvance.com
Please note:
If you are a
new
customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer
our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Who we are
Who is providing this notice?	Eaton Vance Management and our investment management affiliates (“Eaton Vance”) (see Affiliates definition below.)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■
Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Parametric Portfolio Associates LLC, Atlanta Capital Management Company LLC, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Co.; registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the “Morgan Stanley Affiliates”).

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance does not jointly market.
Other important information

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

*PLEASE NOTE: Eaton Vance does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does Eaton Vance enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent Eaton Vance from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.
Vermont:
Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California:
Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.
Material Non-public and Other Information.
It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Potential Conflicts of Interest — continued

investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts.
In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.
In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Potential Conflicts of Interest — continued

equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.
The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts. In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments.
The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Potential Conflicts of Interest — continued

Payments to Broker-Dealers and Other Financial Intermediaries.
The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities.
Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.
Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities.
Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand. To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Potential Conflicts of Interest — continued

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
The investment adviser believes that the nature and range of clients to whom Morgan Stanley and its subsidiaries render investment banking and other services is such that it would be inadvisable to exclude these companies from the Fund’s portfolio.
Morgan Stanley’s Marketing Activities.
Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.
Client Relationships.
Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.
Principal Investments.
To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts.
The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2024
Potential Conflicts of Interest — continued

Investments in Portfolio Investments of Other Funds.
To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.
Allocation of Expenses.
Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments.
To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act.
Transactions with Affiliates.
The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts.
All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents.

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.
Equiniti Trust Company, LLC
(“
EQ
”),
the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise.
 If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings.

Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov. You may also access proxy voting information for the Eaton Vance Funds or their underlying Portfolios at www.eatonvance.com/
proxyvoting.
Share Repurchase Program.

The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders.

If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information.

Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

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Investment Adviser and Administrator
Eaton Vance Management
One Post Office Square
Boston, MA 02109
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC (“EQ”)
P.O. Box 500
Newark, NJ 07101
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
115 Federal Street, Suite 15
Boston, MA 02110-1894
Fund Offices
One Post Office Square
Boston, MA 02109

2004    10.31.24

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2023 and October 31, 2024 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$70,200	$59,400
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$70,200	$59,400

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2023 and October 31, 2024; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/23	10/31/24
Registrant	$0	$0
Eaton Vance(1)	$0	$18,490

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the

Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Derek J.V. DiGregorio, Aaron S. Dunn, Bradley T. Galko and Joseph Mehlman, CFA comprise the investment team responsible for the overall management of the Fund’s investments.

Mr. DiGregorio is a Vice President of EVM and has been a portfolio manager of the Fund since July 2021. Mr. Dunn is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since December 2017. Mr. Galko is a Vice President of EVM, has been an equity analyst at EVM since 2013 and has been a portfolio manager of the Fund since February 2020. Mr. Mehlman is a Vice President of EVM and a Managing Director at Morgan Stanley Investment Management Inc., an affiliate of EVM. Mr. Mehlman has been employed by the Morgan Stanley organization for more than five years and has been a portfolio manager of the Fund since November 2022. Messrs. DiGregorio, Dunn and Galko have been employed by EVM for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Derek J.V. DiGregorio(1)
Registered Investment Companies	7	$7,375.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Aaron Dunn(2)
Registered Investment Companies	7	$6,586.9	0	$0
Other Pooled Investment Vehicles	2	$269.9	0	$0
Other Accounts	22	$2,017.0	0	$0
Bradley T. Galko(2)
Registered Investment Companies	7	$6,586.9	0	$0
Other Pooled Investment Vehicles	2	$269.9	0	$0
Other Accounts	22	$2,017.0	0	$0
Joseph Mehlman
Registered Investment Companies	4	$5,842.6	0	$0
Other Pooled Investment Vehicles	45	$12,956.3	0	$0
Other Accounts	73	$25,263.9	3	$1,759.3

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

This portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. For “Other Accounts” that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap or model account program. The assets managed may include assets advised on a nondiscretionary or model basis.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Derek J.V. DiGregorio	$10,001 - $50,000 – $50,001 - $100,000
Aaron S. Dunn	$1 - $10,000 – $10,001 - $50,000
Bradley T. Galko	$10,001 - $50,000 – $50,001 - $100,000
Joseph Mehlman	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of Morgan Stanley.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or MSIM and its affiliates that are investment advisers (including Eaton Vance) performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider Further the only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

(d)	Consent of Independent Registered Public Accounting Firm.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
Principal Executive Officer

Date:	December 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	December 23, 2024

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
Principal Executive Officer

Date:	December 23, 2024